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                                 UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                  FORM 8-K/A

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported)

                               January 17, 2001

                       ANCHOR PACIFIC UNDERWRITERS, INC.
            (Exact name of registrant as specified in its charter)

          Delaware                     001-10058                 94-1687187
(State or other jurisdiction    (Commission File Number)        (IRS Employer
      of incorporation)                                      Identification No.)

      610 West Ash Street, San Diego, CA                 92101
   (Address of principal executive offices)            (Zip Code)

      Registrant's telephone number, including area code: (619) 557-2777

                                  Page 1 of 3
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Item 4. - Changes in Registrant's Certifying Public Accountant.

        Effective January 17, 2001, the Registrant orally dismissed Odenberg, Ullakko, Muranishi & Co. ("OUM") and, effective as of such date, engaged Deloitte & Touche LLP ("D&T") as its independent accountants. The change in independent accountants was approved by the Registrant's Board of Directors. The primary reason for the change was that the Registrant had recently moved its principal executive offices from Concord, California to San Diego, California. OUM's sole offices are located in San Francisco, California, and the Registrant's Board of Directors believes that it would be in the Registrant's best interests to have independent accountants located nearer to its offices in San Diego.

        The reports of OUM on the Registrant's financial statements as of and for the years ended December 31, 1998 and 1999 and for the years ended December 31, 1998 and 1999 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. During the period from January 1, 1998 to the present, there were no disagreements with OUM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to the satisfaction of OUM, would have caused OUM to make reference to the subject matter of such disagreements in connection with its Report, and OUM did not advise the Registrant as to any matters that would be required to be disclosed pursuant to paragraph (a)(1)(iv) or (a)(1)(v) of Item 304 of Regulation S-K.

        At no time during the fiscal years ended December 31, 1999 and 2000, or during the subsequent interim periods preceding D&T's engagement as the Registrant's independent public accountants, did the Registrant consult with D&T regarding the application of accounting principles to any transaction, the type of audit opinion that might be rendered on the financial statements of the Registrant or any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to such Item) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 7. - Financial Statements and Exhibits

        Exhibit
        Number      Description
        -------     -----------
         16.1       Letter dated March 7, 2001 from Odenberg Ullakko Muranishi &
                    Co. regarding the change in independent public accountants.
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                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ANCHOR PACIFIC UNDERWRITERS, INC.

March 7, 2001                           /s/ KEVIN JASPER
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                                        Kevin Jasper, Executive Vice President